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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 22, 2004
                                                        ------------------



                          WORTHINGTON INDUSTRIES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                     1-8399                      31-1189815
           ------                  ------------                --------------
       (State or other           (Commission File              (IRS Employer
       jurisdiction of                Number)                Identification No.)
       incorporation)

               200 Old Wilson Bridge Road, Columbus Ohio     43085
            ---------------------------------------------------------
              (Address of principal executive offices)     (Zip Code)

                                 (614) 438-3210
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         On January 22, 2004, Worthington Industries, Inc. (the "Company") issued a news release announcing that John S. Christie, President, Chief Operating Officer and acting Chief Financial Officer has been appointed Chief Financial Officer. A copy of this news release is attached as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b)       Not applicable.

         (c)      Exhibits:
                  --------

Exhibit No.         Description
-----------         -----------
    99              News Release issued by Worthington Industries, Inc. on
                    January 22, 2004



                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WORTHINGTON INDUSTRIES, INC.


Dated:  January 22, 2004                 By: /s/ Dale T. Brinkman
                                            ----------------------------------
                                            Dale T. Brinkman
                                            Vice President - Administration,
                                            General Counsel and Secretary


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated January 22, 2004

                          Worthington Industries, Inc.


Exhibit No.           Description
-----------           -----------
    99                News Release issued by Worthington Industries, Inc. on
                      January 22, 2004



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